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                                                                      EXHIBIT 23

                       REPORT OF INDEPENDENT CERTIFIED
                       PUBLIC ACCOUNTANTS ON SCHEDULES


To The Goodheart-Willcox Company, Inc.


     In connection with our audit of the consolidated financial statements of The Goodheart-Willcox Company, Inc. and Subsidiary referred to in our report dated May 31,1996, which is included in the Company's 1996 Annual Report to Stockholders, filed as an exhibit to this Form 10-K, we have also audited
Schedule II for each of the three years in the period ended April 30, 1996. In our opinion, this Schedule presents fairly, in all material respects, the information required to be set forth therein.





                                                GRANT THORNTON LLP




Chicago, Illinois

May 31, 1996





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To The Goodheart-Willcox Company, Inc.:

     We consent to the incorporation by reference of our report dated May 31, 1996, accompanying the consolidated financial statements of The
Goodheart-Willcox Company, Inc., included in the 1996 Annual Report to Stockholders, in the Annual Report on Form 10-K for the year April 30, 1996.





                                                GRANT THORNTON LLP




Chicago, Illinois

July 9, 1996.

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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



THE GOODHEART-WILLCOX COMPANY, INC.


By
  ------------------------------------------
     George A. Fischer, Chairman of
     the Board of Directors


By
  ------------------------------------------
     John F. Flanagan, President and
     Chief Executive Officer


By
  ------------------------------------------
     Donald A. Massucci, Vice
     President, Administration,
     and Treasurer


By
  ------------------------------------------
     Dick G. Snyder, Vice President,
     Sales, and Secretary



Dated:  July 9, 1996.






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     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By
  ------------------------------------------
     Walter C. Brown, EdD
     A Director

Date:  July 9, 1996


By
  ------------------------------------------
     Robert C. DeBolt
     A Director

Date:  July 9, 1996


By
  ------------------------------------------
     George A. Fischer
Chairman and a Director

Date:  July 9, 1996


By
  ------------------------------------------
     John F. Flanagan
     President and a Director

Date:  July 9, 1996


By
  ------------------------------------------
     Wilma Pitts Griffin, PhD, CFCS
     A Director

Date:  July 9, 1996


By
  ------------------------------------------
     Clois E. Kicklighter, EdD
     A Director

Date:  July 9, 1996


By
  ------------------------------------------
     Loraine J. Mix
     A Director

Date:  July 9, 1996



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